Exhibit 99.2

CFO Commentary As reflected in our earnings release, there are a number of items that impact the comparability of our results with those in the trailing quarter and prior quarter of last year. Any discussion of our results will exclude these items to give you a better sense of our operating results. As always, the operating information we provide to you should be used as a complement to GAAP numbers. For a complete reconciliation between our GAAP and non-GAAP results, please refer to our earnings release and the earnings reconciliation found at the end of this document. The following reported and adjusted information included in this CFO commentary is unaudited and should be read in conjunction with the company’s 2015 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. 2015 Non-GAAP earnings per share of $6.19 grew 11% Y/Y adjusted for changes in foreign currencies. ARROW Fourth-Quarter 2015 Five Years Out investor.arrow.com

Five Years Out investor.arrow.com Fourth-Quarter 2015 CFO Commentary Fourth-Quarter Summary We delivered record fourth-quarter results, completing a year of exceptional performance in 2015. We executed well on our organic strategic initiatives, continued to deliver best-in-class financial performance, and returned substantial capital to our shareholders. Fourth-quarter results were above our expectations. The performance by our Europe and Asia components and our enterprise computing solutions businesses was better than our expectations. Our Americas components business was in-line with our expectations. Fourth-quarter sales were $6.75 billion advancing 6% year over year. Sales, adjusted for the impact of acquisitions and changes in foreign currencies, grew 4% year over year. Operating income was $284 million, a 7% increase year over year adjusted for changes in foreign currencies. Operating margin was 4.2%. Full-year 2015 cash generated from operating activities was $655 million. Global components sales were $3.67 billion. Sales increased 6% year over year adjusted for the impact of changes in foreign currencies. Fourth-quarter book-to-bill was 1.05. In the Americas, sales declined 4% year over year. In Europe, sales increased 12% year over year adjusted for the impact of acquisitions and changes in foreign currencies. In Asia, sales increased 6% year over year. Global components operating margin of 4.3% decreased 10 basis points year over year principally due to the consolidation of our recent acquisitions. In enterprise computing solutions, sales of $3.08 billion increased 10% year over year. In the Americas, sales increased 11% year over year. In Europe, sales increased 22% year over year adjusted for the impact of changes in foreign currencies. Global enterprise computing solutions achieved record fourth-quarter operating income of $179 million. We delivered record fourth-quarter results that were above our expectations. 2

Five Years Out investor.arrow.com 3 Fourth-Quarter 2015 CFO Commentary P&L Highlights* Q4 2015 Y/Y Change Y/Y Change Adjusted for Acquisitions & Currency Q/Q Change Sales $6,751 +6% +4% +18% Gross Profit Margin 12.4% -30bps -30bps -60bps Operating Expenses/ Sales 8.2% -20bps -10bps -100bps Operating Income $284 +1% flat +30% Operating Margin 4.2% -20bps -20bps +40bps Net Income $182 -1% +1% +37% Diluted EPS $1.94 +3% +5% +38% Consolidated Overview Fourth Quarter 2015  Fourth-quarter sales were $6.75 billion – Sales increased 6% year over year and 18% quarter over quarter – Adjusted for the impact of acquisitions and changes in foreign currencies, sales increased 4% year over year  Consolidated gross profit margin was 12.4% – Down 30 basis points year over year and 60 basis points quarter over quarter principally due to a greater contribution from enterprise computing solutions and Asia components within our mix  Operating expenses as a percentage of sales were 8.2% – Down 20 basis points year over year and 100 basis points quarter over quarter – Operating expenses increased 4% year over year – Operating expenses increased 3% year over year adjusted for the impact of acquisitions and changes in foreign currencies  Operating income was $284 million – Increased 1% year over year as reported – Flat year over year adjusted for the impact of acquisitions and changes in foreign currencies  Operating income as a percentage of sales was 4.2% – Operating income as a percentage of sales decreased 20 basis points year over year – The decrease was principally driven by the contribution from 2015 acquisitions and a lower relative contribution from the Americas region  Effective tax rate for the quarter was 27.2% $ in millions, except per share data; may reflect rounding

Five Years Out investor.arrow.com 4 Fourth-Quarter 2015 CFO Commentary  Net income was $182 million – Decreased 1% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, net income increased by 1% year over year  Earnings per share were $1.96 and $1.94 on a basic and diluted basis, respectively – Diluted EPS increased 3% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, diluted EPS increased by 5% year over year A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein.

Five Years Out investor.arrow.com 5 Fourth-Quarter 2015 CFO Commentary Components Global Global components sales increased 6% year over year adjusted for the impact of changes in foreign currencies.  Sales, adjusted for the impact of changes in foreign currencies, increased 6% year over year – Sales, as reported, increased 2% year over year and decreased 1% quarter over quarter  Leading indicators, including lead times and cancellation rates, are in-line with historical norms  Book-to-bill was 1.05, above the level of the prior three fourth quarters  Gross profit dollars, adjusted for the impact of changes in foreign currencies, increased 5% year over year and decreased 1% quarter over quarter.  Gross margins decreased 10 basis points year over year and quarter over quarter – Year-over-year decrease principally driven by higher mix from Asia  Operating margin of 4.3% decreased 10 basis points year over year principally due to the contribution from newly acquired businesses, including ATM in Asia  Return on working capital decreased 180 basis points year over year due to the integration of our 2015 acquisitions $3,698 $3,692 $3,669 $3,347 $3,591 $2,000 $2,500 $3,000 $3,500 $4,000 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Q4–'15 Sales ($ in millions)

Five Years Out investor.arrow.com 6 Fourth-Quarter 2015 CFO Commentary Components Americas Americas Components experienced strong growth in the alternative energy and lighting verticals.  Sales decreased 4% year over year and increased 2% quarter over quarter – Strong growth in the alternative energy and lighting verticals year over year – Growth in the medical devices and aerospace & defense verticals year over year – Core sales were flat on a quarter-over-quarter basis $1,543 $1,398 $1,474 $1,458 $1,481 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Q4–'15 Sales ($ in millions)

Five Years Out investor.arrow.com 7 Fourth-Quarter 2015 CFO Commentary Components Europe Sales increased 12% year over year adjusted for the impact of acquisitions and changes in foreign currencies.  Sales increased 12% year over year adjusted for the impact of acquistions and changes in foreign currencies – Sales, as reported, increased 8% year over year and decreased 2% quarter over quarter – Strong growth in the lighting and transportation verticals year over year – Core sales decreased 3% on a quarter-over-quarter basis $896 $923 $987 $993 $972 $600 $700 $800 $900 $1,000 $1,100 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Q4–'15 Sales ($ in millions)

Five Years Out investor.arrow.com 8 Fourth-Quarter 2015 CFO Commentary Components Asia Asia Components sales increased 6% year over year.  Sales increased 6% year over year and decreased 2% quarter over quarter – Sales decreased 4% year over year adjusted for the impact of acquisitions nd changes in foreign currencies – Strong growth in the transportation and lighting verticals year over year – Core sales increased 2% on a quarter-over-quarter basis $1,152 $1,026 $1,238 $1,241 $1,215 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Q4–'15 Sales ($ in millions)

Five Years Out investor.arrow.com 9 Fourth-Quarter 2015 CFO Commentary Enterprise Computing Solutions Global Enterprice computing solutions sales increased 10% year over year.  Sales increased 10% year over year and 54% quarter over quarter – Sales, adjusted for acquisitions and changes in foreign currencies, also increased 10% year over year  Gross profit dollars increased 6% year over year  Gross margin decreased 40 basis points year over year – Increase in the Americas was more than offset by decrease in Europe due to customer mix  Operating margin of 5.8% – Down 10 basis points year over year due as lower gross margin was partially offset by greater operating expense efficiency – Operating income increased 8% year over year  Return on working capital continues to excel, increasing year over year for the ninth consecutive quarter $2,806 $1,656 $2,132 $2,006 $3,083 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Q4–'15 Sales ($ in millions)

Five Years Out investor.arrow.com 10 Fourth-Quarter 2015 CFO Commentary Enterprise Computing Solutions Americas ECS Americas sales increased 11% year over year.  Sales increased 11% year over year and 44% quarter over quarter – Sales increased 5% year over year adjusted for the impact of acquisitions and changes in foreign currencies – Core sales increased 50% on a quarter-over-quarter basis – Robust growth in software led by security and infrastructure adjusted for acquisitions and changes in foreign currencies – Strong growth in proprietary servers and networking adjusted for acquisitions and changes in foreign currencies – Growth in industry-standard servers adjusted for acquisitions and changes in foreign currencies $1,822 $1,074 $1,454 $1,407 $2,028 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Q4–'15 Sales ($ in millions)

Five Years Out investor.arrow.com 11 Fourth-Quarter 2015 CFO Commentary Enterprise Computing Solutions Europe ECS Europe sales increased 22% year over year adjusted for changes in foreign currencies.  Sales increased 22% year over year adjusted for the impact of changes in foreign currencies – Sales, as reported, increased 7% year over year – Sales increased 76% on a quarter-over-quarter basis – Robust growth in proprietary servers and storage adjusted for the impact of changes in foreign currencies – Strong growth in services, software, and networking adjusted for the impact of changes in foreign currencies $984 $582 $678 $599 $1,055 $400 $500 $600 $700 $800 $900 $1,000 $1,100 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Q4–'15 Sales ($ in millions)

Five Years Out investor.arrow.com 12 Fourth-Quarter 2015 CFO Commentary P&L Highlights* 2015 Y/Y Change Y/Y Change Adjusted for Acquisitions & Currency Sales $23,282 +2% +3% Gross Profit Margin 13.0% -10bps -10bps Operating Expenses/ Sales 9.0% -10bps flat Operating Income $944 +2% +1% Operating Margin 4.1% flat flat Net Income $592 flat flat Diluted EPS $6.19 +4% +5% Consolidated Overview Full-Year 2015  2015 sales were $23.3 billion – Sales increased 2% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, sales increased 3% year over year  Consolidated gross profit margin was 13.0% – Decreased 10 basis points year over year principally due to a greater contribution of ECS and Asia components within our mix  Operating expenses as a percentage of sales were 9.0% – Down 10 basis points year over year – Operating expenses increased 1% year over year as reported, and increased 3% adjusted for the impact of acquisitions and changes in foreign currencies  Operating income was $944 million – Increased 2% year over year as reported – Increased 1% year over year adjusted for the impact of acquisitions and changes in foreign currencies  Operating income as a percentage of sales was 4.1%– Operating income as a percentage of sales was flat year over year  Effective tax rate for the year was 27.1% – Down 10 bps year over year  Net income was $592 million – Flat year over year  Earnings per share on a diluted basis were $6.19 – Up 4% year over year as reported – Up 5% year over year adjusted for acquisitions and changes in foreign currencies $ in millions, except per share data; may reflect rounding

Five Years Out investor.arrow.com 13 Flow and Balance Sheet Highlights Cash Flow from Operations Cash from operating activities was $544 million in the quarter and was $655 million on a trailing 12-month basis. We converted approximately 132% of GAAP net income to cash over the last 12 months, well in excess of our target. Working Capital Working capital to sales was 12.7% in the fourth quarter. Return on working capital was 33% in the fourth quarter and 26.9% for the full year. Return on Invested Capital Return on invested capital was 12.4% in the fourth quarter and 10.6% for the full year, and ahead of our weighted average cost of capital. Share Buyback We repurchased approximately $150 million of our stock in the fourth quarter, bringing our total cash returned to shareholders over the last 12 months to approximately $341 million. Debt and Liquidity Net-debt-to-last-12-months EBITDA ratio is approximately 2.1x. Our total liquidity is $2.5 billion when including our cash of $273 million. We repurchased approximately $150 million of our stock in the fourth quarter, bringing our total cash returned to shareholders in 2015 to approximately $341 million.

* Assumes average diluted shares outstanding of 93 million. Fourth-Quarter 2015 CFO Commentary Five Years Out investor.arrow.com  14 Fourth-Quarter 2015 CFO Commentary Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the first quarter to be €1.10 to $1. Based on this assumption, changes in foreign currencies will have a negative impact of approximately $50 million or 1% on sales and a negative impact of $.01 or 1% on earnings per share compared with the first quarter of 2015. First-Quarter 2016 Guidance $5.25 billion to $5.65 billion Consolidated Sales Global Components Global Components $3.55 billion to $3.75 billion Global ECS Diluted Earnings per Share* $1.7 billion to $1.9 billion $1.34 to $1.46 First-Quarter 2016 Guidance Consolidated Sales $5.25 billion to $5.65 billion Global Components $3.55 billion to $3.75 billion Global ECS $1.7 billion to $1.9 billion Diluted Earnings per Share* $1.34 to $1.46 * Assumes average diluted shares outstanding of 93 million. Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the first quarter to be €1.10 to $1. Based on this assumption, changes in foreign currencies will have a negative impact of approximately $50 million or 1% on sales and a negative impact of $.01 or 1% on earnings per share compared with the first quarter of 2015.

Five Years Out investor.arrow.com 15 Fourth-Quarter 2015 CFO Commentary Risk Factors The discussion of the company’s business and operations should be read together with the risk factors contained in Item 1A of its 2015 Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which describe various risks and uncertainties to which the company is or may become subject. If any of the described events occur, the company’s business, results of operations, financial condition, liquidity, or access to the capital markets could be materially adversely affected. Information Relating to Forward-Looking Statements This press release includes forward-looking statements that are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: industry conditions, company’s implementation of its new enterprise resource planning system, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and global enterprise computing solutions markets, changes in relationships with key suppliers, increased profit margin pressure, effects of additional actions taken to become more efficient or lower costs, risks related to the integration of acquired businesses, changes in legal and regulatory matters, and the company’s ability to generate additional cash flow. Forward-looking statements are those statements which are not statements of historical fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Five Years Out investor.arrow.com `16 Fourth-Quarter 2015 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information relating to sales, operating income, net income attributable to shareholders, and net income per basic and diluted share. The company provides sales on a non-GAAP basis adjusted for the impact of changes in foreign currencies and the impact of acquisitions by adjusting the company’s operating results for businesses acquired, including the amortization expense related to acquired intangible assets, as if the acquisitions had occurred at the beginning of the earliest period presented (referred to as “impact of acquisitions”). Operating income, net income attributable to shareholders, and net income per basic and diluted share are adjusted for certain charges, credits, gains, and losses that the company believes impact the comparability of its results of operations. These charges, credits, gains, and losses arise out of the company’s efficiency enhancement initiatives, acquisitions (including intangible assets amortization expense), loss on prepayment of debt, and (gain)/loss on investments. A reconciliation of the company’s non-GAAP financialinformation to GAAP is set forth in the tables below. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be outside the company’s core operating results. This non- GAAP financial information is among the primary indicators management uses as a basis for evaluating the company’s financial and operating performance. In addition, the  company’s Board of Directors may use this non-GAAP financial information in evaluating management performance and setting management compensation. The presentation of this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for, or alternative to, operating income, net income attributable to shareholders and net income per basic and diluted share determined in accordance with GAAP. Analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance.

Five Years Out investor.arrow.com 17 Fourth-Quarter 2015 CFO Commentary Q4 2015 Q3 2015 Q4 2014 Operating income, as Reported $254,311 $185,794 $176,432 Intangible assets amortization expense 11,743 14,269 11,138 Restructuring, integration, and other charges 17,666 17,756 14,660 Trade name impairment charge – – 78,000 Operating income, as Adjusted $283,720 $217,819 $280,230 Q4 2015 Q3 2015 Q4 2014 Net income attributable to shareholders, as Reported $158,492 $109,244 $116,177 Intangible assets amortization expense 9,537 11,521 9,105 Restructuring, integration, and other charges 13,199 12,642 11,222 Trade name impairment charge – – 47,911 (Gain)/loss on investments 921 – – Net income attributable to shareholders, as Adjusted $182,149 $133,407 $184,415 Q4 2015 Q3 2015 Q4 2014 Diluted EPS, as Reported $1.69 $1.15 $1.18 Intangible assets amortization expense .10 .12 .09 Restructuring, integration, and other charges .14 .13 .11 Trade name impairment charge – – .49 (Gain)/loss on investments .01 – – Net income attributable to shareholders, as Adjusted $1.94 $1.40 $1.88 The sum of the components for diluted EPS, as Adjusted, may not agree to totals, as presented, due to rounding. Earnings Reconciliation ($ in thousands, except per share data)

Five Years Out investor.arrow.com 18 Fourth-Quarter 2015 CFO Commentary Earnings Reconciliation References to restructuring and other charges refer to thefollowing incremental charges taken in the periods indicated: Q4-15 Intangible Assets Amortization Expense During the fourth quarter of 2015, the company recorded intangible assets amortization expense of $11.7 million ($9.5 million net of related taxes or $.10 per share on both a basic and diluted basis). Q4-15 Restructuring, Integration, and Other Charges During the fourth quarter of 2015, the company recorded restructuring, integration, and other charges of $17.7 million ($13.2 million net of related taxes or $.14 per share on both a basic and diluted basis). Q4-15 Net Loss During the fourth quarter of 2015, the company recorded a net loss of $3.9 million ($0.9 million net of related taxes or $.01 per share on both a basic and diluted basis). The net loss consisted of a $2.9 million loss on prepayment of debt and $3 million other loss, offset partially by a $2 million gain on sale of investment. Q3-15 Intangible Assets Amortization Expense During the third quarter of 2015, the company recorded intangible assets amortization expense of $14.3 million ($11.5 million net of related taxes or $.12 per share on both a basic and diluted basis). Q3-15 Restructuring, Integration, and Other Charges During the third quarter of 2015, the company recorded restructuring, integration, and other charges of $17.8 million ($12.6 million net of related taxes or $.13 per share on both a basic and diluted basis). Q4-14 Intangible Assets Amortization Expense During the fourth quarter of 2014, the company recorded intangible assets amortization expense of $11.1 million ($9.1 million net of related taxes or $.09 per share on both a basic and diluted basis). Q4-14 Restructuring, Integration, and Other Charges During the fourth quarter of 2014, the company recorded restructuring, integration, and other charges of $14.7 million ($11.2 million net of related taxes or $.12 and $.11 per share on a basic and diluted basis, respectively). Q4-14 Trade name impairment charge During the fourth quarter of 2014, the company recorded a noncash impairment charge associated with discontinuing the use of a trade name of $78.0 million ($47.9 million net of related taxes or $.49 per share on both a basic and diluted basis).